As filed with the Securities and Exchange Commission on May 18, 2011

Registration No. 333-173980

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HOMESTREET, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	6036	91-0186600
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 2000

Seattle, WA 98101

(206) 623-3050

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Mark K. Mason

Chief Executive Officer

HomeStreet, Inc.

601 Union Street, Suite 2000

Seattle, WA 98101

(206) 623-3050

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Marcus J. Williams Donna M. Cochener Davis Wright Tremaine LLP 1201 Third Avenue, Suite 2200 Seattle, WA 98101 (206) 622-3150 (206) 757-7700 – Facsimile	Godfrey B. Evans HomeStreet, Inc. 601 Union Street, Suite 2000 Seattle, WA 98101 (206) 623-3050 (206) 389-7703 – Facsimile	John C. Grosvenor James J. Vieceli Manatt, Phelps & Phillips, LLP 695 Town Center Drive, 14th Floor Costa Mesa, CA 92626 (714) 371-2500 (714) 371-2550 – Facsimile

As soon as practicable after the effective date of this Registration Statement.

(Approximate date of commencement of proposed sale to the public)

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, no par value per share	$210,000,000.00	$24,381(2)

(1)	Estimated solely for the purpose of determining the amount of the registration fee in accordance with Rule 457(o) promulgated under the Securities Act of 1933, as amended. Includes offering price of additional shares that the underwriters have the option to purchase to cover over-allotments, if any. See “Underwriting.”
(2)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (file No. 333-173980) and amending the exhibit list. No changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15 and 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit Number	Description

1.1**	Form of Underwriting Agreement

3.1*	Amended and Restated Articles of Incorporation of HomeStreet, Inc.

3.2*	Amended and Restated Bylaws of HomeStreet, Inc.

4.1**	Form of Common Stock Certificate

4.2*	Amended and Restated Family Shareholder Agreement of HomeStreet, Inc. dated October 23, 2008

4.3	Reference is made to Exhibit 3.1

4.4	Instruments with respect to long-term debt of HomeStreet, Inc. and its consolidated subsidiaries are omitted pursuant to Item 601(b)(4)(iii) of Regulation S-K since the total amount of securities authorized thereunder does not exceed 10 percent of the total assets of HomeStreet, Inc. and its subsidiaries on a consolidated basis. HomeStreet, Inc. hereby agrees to furnish a copy of any such instrument to the Securities and Exchange Commission upon request.

5.1**	Opinion of Davis Wright Tremaine LLP

10.1*	HomeStreet, Inc. 2002 Long Term Incentive Plan

Exhibit Number	Description

10.2*	HomeStreet, Inc. 2010 Equity Incentive Plan

10.3*	HomeStreet, Inc. 401(k) Savings Plan, restated as of January 1, 2011, and amendment to the HomeStreet, Inc. 401(k) Savings Plan adopted as of February 24, 2011

10.4*	Employee Stock Ownership Plan and Trust, restated as of January 1, 2011

10.5*	HomeStreet, Inc. Directors’ Deferred Compensation Plan, effective February 1, 2004, as amended and restated December 19, 2008, executed by HomeStreet, Inc. and HomeStreet Bank

10.6*	HomeStreet, Inc. Executive Deferred Compensation Plan, effective February 1, 2004, as amended and restated December 19, 2008, executed by HomeStreet, Inc, HomeStreet Bank and HomeStreet Capital Corporation

10.7*	Form of HomeStreet, Inc. Award Agreement for Nonqualified Stock Options and Standard Terms and Conditions for Nonqualified Stock Options, granted October 22, 2010 and November 29, 2010

10.8**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Mark Mason (pre-offering)

10.9**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Mark Mason (post-offering)

10.10**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and David Hooston (pre-offering)

10.11**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and David Hooston (post-offering)

10.12**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Godfrey Evans (pre-offering)

10.13**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Godfrey Evans (post-offering)

10.14**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Jay Iseman (pre-offering)

10.15**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Jay Iseman (post-offering)

10.16*	Form of Officer Indemnification Agreement for HomeStreet, Inc.

10.17*	Form of Director Indemnification Agreement for HomeStreet, Inc.

10.18*	Form of 2011 Director and Officer Indemnification for HomeStreet, Inc.

10.19*	Stipulation and Consent to Issuance of an Order to Cease and Desist, dated May 7, 2009, between HomeStreet Bank, Federal Deposit Insurance Corporation and Washington Department of Financial Institutions

10.20*	Order to Cease and Desist to HomeStreet Bank, issued by Federal Deposit Insurance Corporation and Washington Department of Financial Institutions, dated May 8, 2009

10.21*	Stipulation and Consent to Issuance of Order to Cease and Desist, effective May 18, 2009 by HomeStreet, Inc., accepted by Office of Thrift Supervision

10.22*	Order to Cease and Desist to HomeStreet, Inc., effective May 18, 2009, issued by Office of Thrift Supervision

Exhibit Number	Description

10.23*	Office Lease, dated March 5, 1992, between Continental, Inc. and One Union Square Venture, as amended by Supplemental Lease Agreement dated August 25, 1992, Second Amendment to Lease dated May 6, 1998, Third Amendment to Lease dated June 17, 1998, Fourth Amendment to Lease dated February 15, 2000, Fifth Amendment to Lease dated July 30, 2001, Sixth Amendment to Lease dated March 5, 2002, Seventh Amendment to Lease dated May 19, 2004, Eighth Amendment to Lease dated August 31, 2004, Ninth Amendment to Lease dated April 19, 2006, Tenth Amendment to Lease dated July 20, 2006, Eleventh Amendment to Lease dated December 27, 2006, Twelfth Amendment to Lease dated October 1, 2007, and Thirteenth Amendment to Lease dated January 26, 2010

10.24*	Advances, Security and Deposit Agreement, dated as of June 20, 2004, between HomeStreet Bank and the Federal Home Loan Bank of Seattle

10.25*	Letter Agreement, dated January 5, 2007, by HomeStreet Bank to Federal Reserve Bank of San Francisco

10.26*	Master Custodial Agreement for Custody of Single Family MBS Pool Mortgage Loans, dated October 2009, between HomeStreet Bank, Federal National Mortgage Association, and U.S. Bank, N.A.

10.27*††	Master Agreement ML 02783 between HomeStreet Bank and Fannie Mae, dated March 15, 2010, amended by Letter Agreement dated March 15, 2011

10.28*	Master Agreement, dated as of June 17, 2010, between HomeStreet Bank and Freddie Mac

10.29*	Cash Pledge Agreement, dated as of June 1, 2010, between HomeStreet Bank and Federal Home Loan Mortgage Corporation

10.30*	Amended and Restated Limited Liability Company Agreement of Windermere Mortgage Services Series LLC, dated May 1, 2005, including form of separate series designation

10.31*	Correspondent Purchase and Sale Agreement, effective September 1, 2010, between HomeStreet Bank and Windermere Mortgage Services Series LLC

21†	Subsidiaries of HomeStreet, Inc.

23.1**	Consent of Davis Wright Tremaine LLP (included as part of Exhibit 5.1)

23.2†	Consent of KPMG LLP

24.1	Powers of Attorney (included on the signature page of this Registration Statement filed on May 6, 2011)

*	Filed herewith

**	To be filed by amendment

†	Previously filed

††	Portions of this exhibit have been omitted pending a determination by the Securities and Exchange Commission as to whether these portions should be granted confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on May 18, 2011.

HOMESTREET, INC.

By:	/s/ Mark K. Mason
Mark K. Mason
Chief Executive Officer and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark K. Mason and David E. Hooston, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this registration statement, and any registration statement, including any amendment thereto, relating to the offering covered by this registration statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Mark K. Mason Mark K. Mason	President and Chief Executive Officer (Principal Executive Officer)	May 18, 2011

/s/ David E. Hooston David E. Hooston	Chief Financial Officer (Principal Financial and Accounting Officer)	May 18, 2011

* David A. Ederer	Director, Chairman of the Board	May 18, 2011

* Glory C. Beijar	Director	May 18, 2011

* Brian P. Dempsey	Director	May 18, 2011

* Gerhardt Morrison	Director	May 18, 2011

Signature	Title	Date

* Janet L. Westling	Director	May 18, 2011

* Bruce W. Williams	Director	May 18, 2011

* Kathryn A. Williams	Director	May 18, 2011

* Marcia F. Williams	Director	May 18, 2011

* Wendy S. Williams	Director	May 18, 2011

* Karen M. Zimmerman	Director	May 18, 2011

* Steven W. Zimmerman	Director	May 18, 2011

* By:	/s/ Mark K. Mason
Mark K. Mason, Attorney in Fact

EXHIBIT INDEX

Exhibit Number	Description

1.1**	Form of Underwriting Agreement

3.1*	Amended and Restated Articles of Incorporation of HomeStreet, Inc.

3.2*	Amended and Restated Bylaws of HomeStreet, Inc.

4.1**	Form of Common Stock Certificate

4.2*	Amended and Restated Family Shareholder Agreement of HomeStreet, Inc. dated October 23, 2008

4.3**	Reference is made to Exhibit 3.1

4.4	Instruments with respect to long-term debt of HomeStreet, Inc. and its consolidated subsidiaries are omitted pursuant to Item 601(b)(4)(iii) of Regulation S-K since the total amount of securities authorized thereunder does not exceed 10 percent of the total assets of HomeStreet, Inc. and its subsidiaries on a consolidated basis. HomeStreet, Inc. hereby agrees to furnish a copy of any such instrument to the Securities and Exchange Commission upon request.

5.1**	Opinion of Davis Wright Tremaine LLP

10.1*	HomeStreet, Inc. 2002 Long Term Incentive Plan

10.2*	HomeStreet, Inc. 2010 Equity Incentive Plan

10.3*	HomeStreet, Inc. 401(k) Savings Plan, restated as of January 1, 2011, and amendment to the HomeStreet, Inc. 401(k) Savings Plan adopted as of February 24, 2011

10.4*	Employee Stock Ownership Plan and Trust, restated as of January 1, 2011

10.5*	HomeStreet, Inc. Directors’ Deferred Compensation Plan, effective February 1, 2004, as amended and restated December 19, 2008, executed by HomeStreet, Inc. and HomeStreet Bank

10.6*	HomeStreet, Inc. Executive Deferred Compensation Plan, effective February 1, 2004, as amended and restated December 19, 2008, executed by HomeStreet, Inc, HomeStreet Bank and HomeStreet Capital Corporation

10.7*	Form of HomeStreet, Inc. Award Agreement for Nonqualified Stock Options and Standard Terms and Conditions for Nonqualified Stock Options, granted October 22, 2010 and November 29, 2010

10.8**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Mark Mason (pre-offering)

10.9**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Mark Mason (post-offering)

10.10**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and David Hooston (pre-offering)

10.11**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and David Hooston (post-offering)

10.12**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Godfrey Evans (pre-offering)

10.13**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Godfrey Evans (post-offering)

10.14**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Jay Iseman (pre-offering)

10.15**	Employment Agreement between HomeStreet, Inc., HomeStreet Bank, and Jay Iseman (post-offering)

Exhibit Number	Description

10.16*	Form of Officer Indemnification Agreement for HomeStreet, Inc.

10.17*	Form of Director Indemnification Agreement for HomeStreet, Inc.

10.18*	Form of 2011 Director and Officer Indemnification for HomeStreet, Inc.

10.19*	Stipulation and Consent to Issuance of an Order to Cease and Desist, dated May 7, 2009, between HomeStreet Bank, Federal Deposit Insurance Corporation and Washington Department of Financial Institutions

10.20*	Order to Cease and Desist to HomeStreet Bank, issued by Federal Deposit Insurance Corporation and Washington Department of Financial Institutions, dated May 8, 2009

10.21*	Stipulation and Consent to Issuance of Order to Cease and Desist, effective May 18, 2009 by HomeStreet, Inc., accepted by Office of Thrift Supervision

10.22*	Order to Cease and Desist to HomeStreet, Inc., effective May 18, 2009, issued by Office of Thrift Supervision

10.23*	Office Lease, dated March 5, 1992, between Continental, Inc. and One Union Square Venture, as amended by Supplemental Lease Agreement dated August 25, 1992, Second Amendment to Lease dated May 6, 1998, Third Amendment to Lease dated June 17, 1998, Fourth Amendment to Lease dated February 15, 2000, Fifth Amendment to Lease dated July 30, 2001, Sixth Amendment to Lease dated March 5, 2002, Seventh Amendment to Lease dated May 19, 2004, Eighth Amendment to Lease dated August 31, 2004, Ninth Amendment to Lease dated April 19, 2006, Tenth Amendment to Lease dated July 20, 2006, Eleventh Amendment to Lease dated December 27, 2006, Twelfth Amendment to Lease dated October 1, 2007, and Thirteenth Amendment to Lease dated January 26, 2010

10.24*	Advances, Security and Deposit Agreement, dated as of June 20, 2004, between HomeStreet Bank and the Federal Home Loan Bank of Seattle

10.25*	Letter Agreement, dated January 5, 2007, by HomeStreet Bank to Federal Reserve Bank of San Francisco

10.26*	Master Custodial Agreement for Custody of Single Family MBS Pool Mortgage Loans, dated October 2009, between HomeStreet Bank, Federal National Mortgage Association, and U.S. Bank, N.A.

10.27*††	Master Agreement ML 02783 between HomeStreet Bank and Fannie Mae, dated March 15, 2010, amended by Letter Agreement dated March 15, 2011

10.28*	Master Agreement, dated as of June 17, 2010, between HomeStreet Bank and Freddie Mac

10.29*	Cash Pledge Agreement, dated as of June 1, 2010, between HomeStreet Bank and Federal Home Loan Mortgage Corporation

10.30*	Amended and Restated Limited Liability Company Agreement of Windermere Mortgage Services Series LLC, dated May 1, 2005, including form of separate series designation

10.31*	Correspondent Purchase and Sale Agreement, effective September 1, 2010, between HomeStreet Bank and Windermere Mortgage Services Series LLC

21†	Subsidiaries of HomeStreet, Inc.

23.1**	Consent of Davis Wright Tremaine LLP (included as part of Exhibit 5.1)

23.2†	Consent of KPMG LLP

24.1	Powers of Attorney (included on the signature page of this Registration Statement filed on May 6, 2011)

*	Filed herewith

**	To be filed by amendment

†	Previously filed

††	Portions of this exhibit have been omitted pending a determination by the Securities and Exchange Commission as to whether these portions should be granted confidential treatment.